UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SUAC.U	The New York Stock Exchange
Class A common stock, $0.0001 par value	SUAC	The New York Stock Exchange
Redeemable warrants	SUAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 27, 2023, ShoulderUp Technology Acquisition Corp. (the “Company”) filed a supplement (the “Supplement”) to the definitive proxy statement of the Company, dated October 25, 2023 (the “Proxy Statement”), that was sent to stockholders in connection with the Company’s special meeting of stockholders scheduled for 10:00 a.m., Eastern Time, on November 15, 2023, virtually, at https://www.cstproxy.com/shoulderupacquisition/ext2023. (the “Stockholder Meeting”).

The Company filed the Supplement with the Securities and Exchange Commission to advise stockholders that the Proxy Statement contained a scrivener’s error. The corresponding disclosure in the Proxy Statement in the “Letter to Stockholders”, “Notice of Special Meeting of Stockholders” and pages 22, 24 and 25 were amended as follows:

Letter to Stockholders and Notice of Special Meeting of Stockholders

“On October 24, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.63, based on the aggregate amount on deposit in the Trust Account of approximately $44,147,860 as of October 24, 2023 (including an amount of the interest earned on the funds held in the Trust Account to be distributed to the Company in the future to pay taxes and which would not be included in the redemption amount), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the special meeting, less an amount of interest earned on the funds held in the Trust Account to be released to the Company to pay its taxes. The closing price of the Public Shares on the New York Stock Exchange on October 24, 2023 was $10.56. Accordingly, if the market price of the Public Shares were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.07 more per share than if the shares were sold in the open market (based on the per share redemption price as of October 24, 2023, which includes an amount of interest earned on the funds held in Trust Account to be released to the Company in the future to pay taxes and which would not be included in the redemption amount). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.”

“TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON NOVEMBER 13, 2023, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.”

“On October 24, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.63, based on the aggregate amount on deposit in the Trust Account of approximately $44,147,860 as of October 24, 2023 (including an amount of the interest earned on the funds held in the Trust Account to be distributed to the Company in the future to pay taxes and which would not be included in the redemption amount), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the special meeting, less an amount of interest earned on the funds held in the Trust Account to be released to the Company to pay its taxes. The closing price of the Public Shares on the New York Stock Exchange on October 24, 2023 was $10.56. Accordingly, if the market price of the Public Shares were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.07 more per share than if the shares were sold in the open market (based on the per share redemption price as of October 24, 2023, which includes an amount of interest earned on the funds held in Trust Account to be released to the Company in the future to pay taxes and which would not be included in the redemption amount). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.”

“Accordingly, if the Charter Amendment Proposal is approved and the Charter Extension is implemented and the Company takes the full time through the Charter Extension Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.63 per share.”

“If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the Trust Account as of October 24, 2023, this would amount to approximately $10.63 per share. The closing price of the common stock on October 24, 2023, the most recent closing price, was $10.56.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: October 27, 2023	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer

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